Exhibit (10)(b)

Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A.


/s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
December  , 1999